UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 20, 2016

Citigroup Commercial Mortgage Trust 2016-P6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001690255)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key number: 0001682509)

Principal Commercial Capital

(Central Index Key number: 0001634437)

Société Générale

(Central Index Key number: 0001238163)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-09	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code      (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “December 15, 2016 Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2016, with respect to Citigroup Commercial Mortgage Trust 2016-P6, Commercial Mortgage Pass-Through Certificates, Series 2016-P6, as and to the extent described below. The purpose of this amendment is to replace the version of the MSC 2016-UBS12 Pooling and Servicing Agreement previously filed as Exhibit 4.3 to the December 15, 2016 Form 8-K with the version attached to this Form 8-K/A as Exhibit 4.1, which contains certain corrective revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.3 of the December 15, 2016 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the December 15, 2016 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	MSC 2016-UBS12 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P6 – Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	MSC 2016-UBS12 Pooling and Servicing Agreement	(E)